UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest reported date): April 15, 2024

YouneeqAI Technical Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-271798	47-3905532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2700 Youngfield St., Suite 280

Lakewood, CO 80215

(Address of Principal Executive Offices) (Zip Code)

250-216-4275

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Management General Services Agreements

On April 15, 2024, the Company entered into a General Service Agreement with its Chief Financial Officer, David Edmunds. The General Service Agreement has a term of 1 year, expiring on April 15, 2025. Starting April 15, 2024, Mr. Edmunds is to receive a monthly gross fee of $2,000 and is eligible at the determination of the Board of Directors to receive stock options under the Company’s 2024 Equity Incentive Plan. A compensation review is to be performed by the Board of Directors in October 2024 and thereafter annually, or within one month following the Company’s listing on a public exchange, and annually thereafter.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2024, the Board of Directors (“Board”) appointed David Edmunds as Chief Financial Officer, effective immediately (the “Effective Date”).

David Edmunds, age 66

Mr. Edmunds has been a Canadian Chartered Professional Accountant (since 2004) with over 25 years of experience as a senior executive of both private and public companies, in a wide range of industries, including high tech manufacturing, software development, and alternative energy. Mr. Edmunds earned a Bachelor of Commerce degree from the University of Cape Town (1981) and a Master of Business Administration from the University of the Witwatersrand (1998).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBIT

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	General Services Agreement – David Edmunds, CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

YOUNEEQAI TECHNICAL SERVICES, INC.

By: /s/ Murray Galbraith

___________________________

Murray Galbraith

Title: Chief Executive Officer

Date: April 17, 2024